Exhibit 10.66

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

PRODUCT SUPPLEMENT B

This is Product Supplement B under the Master Supply Agreement entered into by and between TerreStar Corporation and Elektrobit Inc. dated December 1st, 2009 (“Agreement”). Capitalized terms used herein that are defined in the Agreement, have the meaning set forth therein.

1. PRODUCT

1.1 Product Specifications and Performance Requirements

Product Specifications, Product Structure and performance requirements for this product are as defined in the appropriate documents noted in Table 1 of Exhibit 2 of this Product Supplement B. These documents will be updated over time and will be mutually accepted as the governing documents through the Change Control Process defined in Appendix A of the Agreement.

2. PRICING AND PAYMENT TERMS

2.1 Pricing

Prices for the Product are defined in Exhibit 1 to this Product Supplement B.

3. LOGISTICS

3.1 Forecasting, Ordering and Lead Time

Forecasting, ordering and lead times requirements and processes associated with the Products defined in this Product Supplement B are as defined in the Forecasting, Ordering and Lead Time Document (see Table 2 of Exhibit 2).

3.2 Minimum Order Quantities

Minimum order quantities associated with the Products defined in this Product Supplement B are as defined in the Forecasting, Ordering and Lead Time Document (see Table 2 of Exhibit 2).

3.3 Shipment

Shipment of Products by EB shall be [***] TerreStar location in the U.S. (INCOTERMS 2000). Prices for Products shall not include costs for shipping, applicable taxes and/or insurance related thereto, which shall be invoiced separately from TerreStar by EB in connection with the invoice for the respective delivery. Each order will specify mutually agreeable terms related to shipping and any insurance related thereto, and EB shall cause all Products to be delivered in accordance with such specifications.

4. CHANGES, CANCELLATION, RESPONSIBILITY FOR INVENTORY AND PRODUCTS

The Forecasting, Ordering and Lead Time Document (see Table 2 of Exhibit 2) delineates the responsibilities of TerreStar and EB for changes, cancellation and other responsibilities.

5. PACKING AND LABELING

5.1 Packing and Labeling

Requirements for packing and labelling of the Products are as defined in the Out of Box Accessory Specification referenced in Table 2 of Exhibit 2.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

5.2 Trademarks and Legends

Other trademarks, legends, logos and designations to be attached to the Product and/or Documentation are as defined in the Accessory Trademarks and Legends Document (see Table 2 of Exhibit 2).

6. NOTICES

EB provides TerreStar information about notices or patent markings required by EB and/or its licensors or vendors to be included in the associated documentation related to the Products. TerreStar shall be responsible for reproducing all such markings in such associated documentation. EB shall not be liable for any cost, loss or damage that TerreStar or a third party may incur as a result of failing to comply with this section. For the avoidance of doubt, should the markings or notices contain or comprise any trademark of EB or its Affiliates, then the Parties may enter into a separate trademark license agreement to enable TerreStar’s use of such marks (if any). Nothing in this Agreement shall be construed as granting a license under any trademarks or service marks of EB or its Affiliates.

The Products must be packaged and sold together with user instructions and a warranty statement that outlines the purchaser warranty.

7. TERRESTAR TECHNOLOGY

There are no items of TerreStar Technology that need to be referenced in this Product Supplement B.

8. WARRANTY

8.1 Warranty Period

Warranty for the Products produced under this Product Supplement B shall be for the period of [***] months or longer, if such longer period is provided by the manufacturer or vendor of the respective Product. EB shall notify TerreStar as to the duration and terms associated with manufacturers’ warranties related to the Products described in this Supplement B.

8.2 Additional Warranty Exclusions

Warranty does not cover refurbished products, improper storage, and exposure to water/moisture, fire, sand, dirt, lighting, earthquake, or other abnormal conditions, or which have been attributable to acts of God, or cosmetic damage, accident or incorrect operation, misuse, negligence, modification of any part of the Product, unauthorized repair, situations where the factory applied serial number has been altered or removed.

8.3 Remedies for Breach of Warranty

In the event that TerreStar notifies EB, during the applicable warranty period, of a breach of the warranties set out in Section 8 of this supplement, including reasonably available details of the nature of such breach, and returns the defective Product to EB at TerreStar’s expense, EB shall, as its sole obligation and as the sole remedy of TerreStar after receipt of the defective Product, repair and return the applicable Product or replace it with a new or remanufactured Product.

8.4 Costs and Freight

TerreStar is responsible for the cost of service for all errors or defects attributable to a Warranty Exclusion.

For Product under warranty TerreStar shall bear the risk of loss and pay freight for return of such defective Product to EB and EB shall bear the risk of loss and pay freight for return of the repaired/replaced Product to TerreStar. EB shall reimburse TerreStar for the freight charges for any Products that EB confirms are defective and covered under warranty. For Product out of warranty TerreStar shall pay for all shipping, insurance and other costs related to return of Products for repair and delivery of repaired or replaced Products to TerreStar or its customer.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

If Product is returned to EB by TerreStar and it is determined that there is a NFF (no fault found), TerreStar will be responsible for all shipping, insurance and other costs related to returning and delivery of Product and for EB’s reasonable expenses for inspection of the Product.

9. ACCEPTANCE CRITERIA

Product Acceptance Criteria is defined in the following documents covering the Products defined in this Product Supplement B: Product Acceptance Criteria: Accessories.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

IN WITNESS WHEREOF, TerreStar and EB have caused this Product Supplement B to be executed in duplicate counterparts, each of which will be deemed to be an original instrument, as of the Effective Date of the Agreement.

ELEKTROBIT INC.		TERRESTAR CORPORATION

By:		By:
Name:	Jani Lyrintzis	Name:	Jeffrey W. Epstein
(Print or type)		(Print or type)
Title:	VP & GM; Wireless Solutions BU	Title:	President

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXHIBIT 1 PRICING

Prices:

Product	Price per unit
Stylus Pack (EB P/N) (three pieces)	[***]

Battery (EB P/N)	[***]

Charger (EB P/N)	[***]

Data Cable (EB P/N)	[***]

Battery Cover Assembly (EB P/N)	[***]

TTY Adapter (EB P/N)	[***]

Wired Headset (EB P/N)	[***]

Prices for Products shall not include costs for shipping, applicable taxes and/or insurance related thereto and are based on the following exchange rates:

[***]

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXHIBIT 2 REFERENCE DOCUMENTS

Table 1

Document	Version	Date
Starcomm Out of Box Accessories Specification	1.0	25 Nov 2009

Table 2

Document	Version	Date
Product Acceptance Criteria: Accessories	1.0.0	25 Nov 2009
Forecasting, Ordering and Lead Time Document	1.0	25 Nov 2009
Accessory Trademarks and Legends Document	1.0	25 Nov 2009